SUPPLEMENT DATED APRIL 28, 2016

TO PROSPECTUS DATED MAY 1, 1995
FOR VARIABLE LIFE INSURANCE POLICY

ISSUED BY INDEPENDENCE LIFE AND ANNUITY COMPANY
 INDEPENDENCE VARIABLE LIFE SEPARATE ACCOUNT

Effective at the close of business on April 29, 2016, Columbia Variable Portfolio – International Opportunities Fund merged into Columbia Variable Portfolio – Select International Equity and Columbia Variable Portfolio – Large Cap Growth Fund II and Columbia Variable Portfolio - Large Cap Growth Fund III merged into Columbia Variable Portfolio – Large Cap Growth Fund.

Effective on May 1, 2016, Columbia Variable Portfolio – Cash Management Fund changed its name to Columbia Variable Portfolio – Government Money Market Fund.
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THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.